US Foods Holding Corp. 8-K

Exhibit 99.1

Environmental, Social & Governance Update Fall 2023

Cautionary Statements Regarding Forward - Looking Information Statements in this presentation which are not historical in nature, are “forward - looking statements” within the meaning of the f ederal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek, ” “ will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions (although not all forward - looking statements may contain such words) and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other important factors that coul d c ause our actual results to differ materially from those expressed in the forward - looking statements, including, among others: economic factors affecting consumer confidence and d iscretionary spending and reducing the consumption of food prepared away from home; cost inflation/deflation and commodity volatility; competition; reliance on thir d p arty suppliers and interruption of product supply or increases in product costs; changes in our relationships with customers and group purchasing organizations; our ability to in crease or maintain the highest margin portions of our business; achievement of expected benefits from cost savings initiatives; increases in fuel costs; changes in consumer ea tin g habits; cost and pricing structures; the impact of climate change or related legal, regulatory or market measures; impairment charges for goodwill, indefinite - lived intangible assets or other long - lived assets; the impact of governmental regulations; product recalls and product liability claims; our reputation in the industry; labor relations and i ncr eased labor costs and continued access to qualified and diverse labor; indebtedness and restrictions under agreements governing our indebtedness; interest rate increases; our re pla cement of the London Interbank Offered Rate with an alternative reference rate; disruption of existing technologies and implementation of new technologies; cybersecurity in cidents and other technology disruptions; risks associated with intellectual property, including potential infringement; effective integration of acquired businesses; potent ial costs associated with shareholder activism; changes in tax laws and regulations and resolution of tax disputes; certain provisions in our governing documents; health and sa fety risks to our associates and related losses; adverse judgments or settlements resulting from litigation; extreme weather conditions, natural disasters and other catastrop hic events; and management of retirement benefits and pension obligations. For a detailed discussion of these risks, uncertainties and other factors that could cause our results to differ materially f rom those anticipated or expressed in any forward - looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10 - K for the fiscal year ended December 31, 2022 filed with the Securities and Exchange Commission (“SEC”) on February 17, 2023. Additional risks and uncertainties are discussed from time to time in curre nt, quarterly and annual reports filed by the Company with the SEC, which are available on the SEC’s website at www.sec.gov and the Company’s investor relations page at ww w.i r.usfoods.com. Additionally, we operate in a highly competitive and rapidly changing environment; new risks and uncertainties may emerge from time to time, and it is no t possible to predict all risks nor identify all uncertainties. The forward - looking statements contained in this presentation speak only as of the date of this presentation and are based on information and estimates available to us at this time. We undertake no obligation to update or revise any forward - looking statements, except as may be re quired by law. The inclusion of information in this report is not an indication that the Company deems such information to be material or im por tant to an understanding of the business or an investment decision with respect to the Company's securities. Disclaimer Page 1

USFD Company Overview

US Foods Distribution Center States with CHEF’STORE Stores US Foods – At a Glance 3

4

Continued Progress Across the Business in Q2 2023


US.
FOODS

Delivered Strong Financial Results[(1)]

- Grew total case volume 3%, led by growth in independents, healthcare and hospitality
- Grew Adjusted EBITDA 17% to a new quarterly record
- Expanded Adjusted EBITDA margin 60 bps



Expanded Industry Leading Customer Experience Position

- Continued market share gains with independent restaurants for ninth consecutive quarter
- Largely completed next generation customer digital platform (MOXē) rollout to local customers and readying for national customer deployment
- Expanded VITALS toolset usage to bring added value to customers by helping them more effectively manage overall costs



Continued Supply Chain Excellence Progress

- Significantly improved safety results
- Continued improvement in productivity and turnover
- Sustained positive results from flexible scheduling; rolled out to additional pilot markets and readying for broader H2 deployment



Delivered on Capital Allocation Priorities

- Reduced net leverage to 3.0x; debt upgraded by credit rating agencies
- Pre-paid $60 million of term loan and reduced floating rate exposure via $450 million interest rate caps
- Repurchased $166 million in shares
- Acquired Renzi Foodservice in Q3

GREAT FOOD. MADE EASY.™

(1) All non-GAAP measures referenced herein are from the Company's Q2 2023 financial statements. Reconciliations of all such non-GAAP measures are provided in the attached Appendix, which was also included in the Company's Q2 2023 earnings presentation.

US. FOODS

5

Environmental, Social and Governance (ESG) Update

Key ESG Highlights Governance – Track record of governance best practices, led by high quality, experienced and diverse Board of Directors, including restoration of single class of common stock in 2023 Planet – Reduced absolute Scope 1 and Scope 2 greenhouse gas (GHG) emissions by 13% from our 2019 climate goal baseline Product – Offered 2,600+ local, sustainable and well - being Exclusive Brand products (+13% from 2021) and distributed more than 2.4 million cases of Serve Good Responsible Disposable products (+14% from 2019) People – Filled 47% of new or open leadership roles with women or people of color, exceeding our 40% goal 7

Food Industry Supply Chain & Logistics CEO Leadership Sustainability & Corporate Responsibility Accounting/Finance Risk Management Technology Marketing & Strategy Human Capital Management Other Public Company Boards Knowledge, Skills & Experience Highly - experienced Board with unique backgrounds, qualifications and skills providing effective oversight Demographics & Tenure 3.7 years Average Tenure 11 1 Independent Non-Independent 25% 8% 8% 58% Women Black Asian 42% Diverse 4 7 1 Over 65 Between 50 and 65 Under 50 62 Average Age 92% Independent 7 5 Less than 5 yrs Between 5 and 10 yrs 8

Governance Highlights Declassified Board – all directors elected annually x Majority vote standard in uncontested director elections x Independent Chair of the Board x No shareholder rights plan (poison pill) x Annual say - on - pay vote, with more than 80% support each year x Annual Board and committee self - evaluations x Shareholders can amend bylaws without a supermajority vote x Regular Enhancements Since IPO in 2016 x Expanded Nominating and Corporate Governance Committee Charter to reflect oversight of CSR strategies x Added directors and refreshed Committee membership x Removed supermajority vote standard to remove directors x Adopted majority vote standard in uncontested director elections with director resignation policy x Appointed Lead Independent Director IPO through 2021 x Separated Chair / CEO roles x Refreshed 3 of 4 committee chairs and rotated Committee assignments x Added directors to Nom / Gov and Compensation Committees x Expanded Compensation and Human Capital Committee charter to capture its human capital oversight responsibilities 2022 x Eliminated multiple classes of stock through cancellation of Series A Preferred Stock x Restored right of common stockholders to elect all directors x Amended and restated Company Charter to apply federal forum selection to Securities Act disputes and to extend exculpation provisions to Company officers 2023 Commitment to High Standards of Corporate Governance Regular enhancements demonstrate Board’s commitment to best practices and responsiveness to shareholder feedback 9

2021 Contacted 60% of our outstanding stock Met with 35% of our outstanding stock 2022 Contacted 80% of our outstanding stock Met with 63% of our outstanding stock Shareholder Engagement By the Numbers Commitment to Proactive Shareholder Engagement • US Foods recognizes the value of listening to our shareholders and considering their perspectives • Throughout the year, we maintain an ongoing dialogue with our stockholders to discuss their areas of focus and to provide updates on our corporate governance, executive compensation, sustainability and human capital management programs • The feedback we receive from our shareholders is carefully reviewed and informs our Board’s agenda • During 2022 and in the spring of 2023, we held extensive discussions with shareholders to better understand their perspectives, including on the following topics: □ Strategic priorities □ Financial growth plans □ Board composition and refreshment □ Proposed governance updates □ Executive compensation □ Labor relations □ Corporate social responsibility 10

Experienced Public Company CEO is Driving Shareholder Value



David E. Flitman

- 35 years of relevant industry experience
- Former President and Chief Executive Officer of Builders FirstSource and BMC Stock Holdings
- Deep foodservice and distribution industry experience including executive roles at Performance Food Group
- Track record of driving operational excellence, profitable growth, shareholder returns and a people-centric, high-performing culture

Q2 2023 Highlights[1]

- Drove Net Sales of $9.1 Billion (+2.1% from Q2 2022)
- Increased Gross Profit 15% to $1.6 Billion and Net Income to $182 Million
- Delivered Record Adjusted EBITDA of $432 Million
- Expanded Adjusted EBITDA Margin by 60 bps
- Repurchased $166 Million of Shares and Prepaid $60 Million of Debt
- Signed definitive agreement for Renzi Foodservice acquisition, our first tuck-in M&A transaction since pre-pandemic, which closed in Q3 2023
- Focused on winning under our four pillars of Culture, Service, Growth and Profit
- Improved year-over-year safety results by ~20%

Overview of CEO Compensation

- **Base Salary:** $1.3 million
- **Target Annual Incentive Bonus Opportunity:** 150% of Base Salary
- **Target Annual LTIP Award:** 555% of Base Salary (50% RSUs; 50% PSUs)
- **Make Whole Compensation for Forfeited Awards:**
  - One-time sign on awards to account for cash / equity awards that forfeited at his prior employer
    - RSUs with a grant date value of $10 million (ratable vesting over 3 years)
    - PSUs with a grant date value of $6 million, which vest on attainment stock price goals (two tranches – >$40/share and >$55/share for 30 consecutive trading days) + continued service
    - Cash award of $3 million (no longer subject to forfeiture)


Make Whole Cash
10%
Base Salary
4%
Annual Cash Incentive
7%
Annual Long-Term Incentive Award
25%
Make Whole RSUs
34%
Make Whole PSUs
20%
Total at-risk compensation
86%

GREAT FOOD. MADE EASY.™

(1) All non-GAAP measures referenced herein are from the Company's Q2 2023 financial statements. Reconciliations of all such non-GAAP measures are provided in the attached Appendix, which was also included in the Company's Q2 2023 earnings presentation.

US. FOODS

11

Executive Pay Aligned with Shareholder Interests Compensation Program Balances Performance Orientation and Shareholder Alignment Elements of Executive Pay and Related Objectives • Attracts talent and supports retention • Forms basis for AIP target award Base Salary • Links executive pay to US Foods’ financial performance • Drives the achievement of annual business objectives • 2023 AIP design includes primary Adjusted EBITDA metric (80%) and a new secondary metric (20%) regarding distribution cost per case, replacing local and national market share, which sends a strong signal to the entire organization that operational improvements are critical to achieving our long - range plan Annual Incentive Plan (AIP) Award • 50% of Long - Term Incentive Plan mix • Encourages executive retention through multi - year vesting schedule • Supports long - range plan by providing executive officers with an ownership stake in US Foods and aligning interests with those of our stockholders Restricted Stock Units (RSUs) • 50% of Long - Term Incentive Plan mix • Maintained Adjusted EBITDA growth rate (70%) and Return on Invested Capital (30%) PSU mix • Incentivize achievement of three - year financial goals and link executive pay to US Foods’ financial performance • Supports long - range plan by providing executive officers with an ownership stake in US Foods and aligning interests with those of our stockholders Performance Share Units (PSUs) • Compensate executives for leadership and performance during a period of transition • Ensure short - and medium - term stability across the US Foods’ leadership team Special Retention Awards 12

US Foods’ 2022 CSR Report Published on May 25 x x x x x x x x Clearly articulated ESG priorities and goals Increased disclosures in key areas of interest Detailed Board and managerial oversight More robust data disclosures with clear visuals Stand - out “highlights” pages by pillar TCFD, GRI and quantitative SASB reporting Broadly disseminated to all our customers Published Spanish translation A number of disclosure enhancements driven by shareholder feedback 13

2022 CSR Report Highlights

Continued Progress Across Key Environment, Social and Governance Issues







Planet

- ✓ Reduced absolute Scope 1 and Scope 2 GHG emissions 13% from a 2019 climate goal baseline year
- ✓ Reported first-ever scope 3 GHG footprint
- ✓ Enhanced select SASB disclosures with quantitative metrics to provide increased transparency on environmental performance
- ✓ Took delivery of our first 40 electric trucks
- ✓ Decreased emissions intensity (-19%) and energy intensity (-10%) against 2015 baseline(1)(2)

Products

- ✓ Offered 2,600+ local, sustainable and well-being Exclusive Brand products (+13% over 2021)
- ✓ Distributed more than 2.4 million cases of Serve Good Responsible Disposable products (+14% over 2019)
- ✓ Maintained commitment since 2019 to use only certified sustainable palm oil in 100% of Exclusive Brand products
- ✓ Updated Responsible Sourcing Policy and Supplier Code of Conduct to reflect recognized supply chain management frameworks

People

- ✓ Filled 47% of new or open leadership roles with women or people of color – exceeding our annual goal of 40%
- ✓ Increased diverse representation across all job levels and added new workforce diversity metrics to provide increased workforce transparency
- ✓ Spent $723M with certified diverse suppliers and $2.4B with small businesses – a 27% combined spend increase over 2021 – and introduced new economic impact data

GREAT FOOD. MADE EASY.™

(1) Emissions intensity measured as pounds of CO_2e per case delivered. Includes the Food Group and Smart Foodservice acquisitions.
(2) Energy intensity is measured in kilowatt hours per case shipped.

US. FOODS

14

Meaningful Progress Being Made Toward Climate Goals[(1)(2)]

In 2022, US Foods reduced GHG emissions 13% from a 2019 baseline year – 40% of the way toward achieving our goal to reduce scope 1 and 2 emissions 32.5% by 2032

Assessing key emissions reductions[(3)] projects and financing including:

- Alternative fuels and electric vehicles, trailers and charging stations
- Solar and clean energy systems and battery energy storage
- On-site refrigeration system replacements or retrofits
- Energy efficiency technologies
- Related capital equipment infrastructure
- Potential for governmental support

To date, 17% of US Foods' suppliers, by emissions, have set science-based targets, 25% of the way toward achieving our goal.

To address our Scope 3 emissions, we have made a commitment that 67% of our suppliers by emissions covering purchased goods and services will have science-based targets by 2027. Suppliers are required to:

- Have their targets in place within 5 years
- Ensure that at least 67% of Scope 3 emissions are covered by the engagement targets
- Ensure that targets are aligned to at least well below 2°C

Scope 3 emissions related to purchased goods and services, which comprise nearly 99% of US Foods' total Scope 3 footprint, were 49,712,701 tCO2e in 2022



USFD Total Emissions by Scope (Mt CO_2e)
Scope 1
Scope 2
-13%
-3%
Emissions (MT CO_2e)
900k
800k
700k
600k
500k
400k
300k
200k
100k
0k
832,500
689,101
749,867
727,579
23.0%
22.4%
20.7%
21%
76.2%
77.3%
78.9%
78%
2019
2020
2021
2022

GREAT FOOD. MADE EASY.™

US. FOODS

(1) Science-based targets set through Science Based Targets Initiative, a partnership that validates corporate GHG emissions reduction targets as science-based; validation widely accepted by investors as best practice in target setting process
(2) Scope 1 GHG emissions are direct emissions from a company's owned or controlled sourced; scope 2 GHG emissions are indirect emissions from purchased sources, such as purchased electricity; scope 3 GHG emissions are all indirect emissions – not including scope 2 – that occur in a company's value chain
(3) Scope 1 and 2 emissions reductions are primarily related to reduced fuel and energy use

15

16 *Figures include trade and indirect spend with Tier 1 suppliers 0 100 200 300 400 500 600 700 800 2018 2019 2020 2021 2022 Program Development Suppliers Spend ($M) Our supplier diversity program enhances our network of vendor partnerships with small businesses and companies that are owned and operated by a diverse spectrum of people consisting of women, minorities, veterans, LGBT+ and individuals with disabilities Memberships $723M + with ~500 certified diverse suppliers* $2.4B+ with 2,600+ small businesses* 32,785 total jobs supported in FY 2022 $1.92B total wages in FY 2022 2022 Highlights Growing Relationships with Diverse Suppliers 16

Hungry for Better

Providing local, sustainable and well-being products

Product sustainability is integrated via our Hungry For Better program which provides strategic guardrails for the development of products that are local, sustainable and/or support well-being with an emphasis on products that are innovative and on-trend

- The program assesses social and environmental benefits and prioritizes where we can have the greatest impact
- Hungry For Better program supports our goals to grow sustainable product revenue and case growth year-over-year

Serve Local

- **Launched in 2018**, our Serve Local program better connects our customers with their regional farmers, producers and/or manufacturers
- Serve Local products are **sourced within 400 miles** of where the products ship or within the state from where the products ship

Serve Good

- Developed with suppliers that are **committed to our defined standards for responsible practices**
- Launched climate-conscious pillar to ensure Serve Good products **reduce GHG emissions**
- **Come with a third-party verified claim of responsible sourcing** or contribution to waste reduction
- **Arrive in packaging that meets our strict standards**, designed to minimize waste and prioritize use of recycled materials

Well-Being

- Supports consumer needs by offering a growing portfolio of products with **clean and simple ingredients, plant-forward attributes or positive nutrient claims**
- Includes products with **simple, recognizable ingredients**, as well as products that can **satisfy specific dietary preferences**

2,600+ Exclusive Brand products in the Hungry For Better program

12% of all Exclusive Brand products qualified for the Hungry For Better program

90+ Serve Local suppliers

1,700+ well-being products

GREAT FOOD. MADE EASY.™

US FOODS

17

Innovative products, currently being produced by the Company, are helping to reduce greenhouse gas emissions Serve Good’s Newest Pillar – Climate - Conscious Climate - Friendly Re sult in lower GHG emissions than 70% of all products assessed by HowGood  Carbon - Negative Remove more GHG from the atmosphere than they emit, a s verified by a third - party lifecycle analysis against international standards Carbon - Neutral Result in products where the total amount of GHG emissions produced is effectively canceled out by actions that remove or reduce an equal amount of GHG emissions from the atmosphere 18

Embracing Diversity and Inclusion Our commitment to diversity and inclusion is grounded in three strategic areas of focus Creating a more inclusive work environment where everyone feels safe, valued and that their voices matter Increasing the diversity of our workforce and leaders by investing in programs to build a diverse talent pipeline and accelerate the development of our underrepresented associates Supporting underserved communities and businesses by enhancing our outreach 56% of our associates were women or people of color as of January 1, 2023, up from 54% in January 2022 47% of our new or open leadership roles were filled by women or people of color in 2022 Coordinated 72 pairings for our 2022 cohort of the Learning Partners Program Launched D&I training for Culinary & Restaurant Operations Onboarded five external talent - attraction partners Assigned Bias Training eLearning to 10,000+ associates, managers and leaders Expanded functional representation dashboards designed to assess progress towards a holistic and innovative workforce Sponsored 9 Employee Resource Groups that provide community and education across the organization; 11,000 associates attended more than 95 events Hosted D&I Regional Roundtable in partnership with the Multicultural Foodservice & Hospitality Alliance Introduced and conducted ten Power of Dialogue Sessions to understand D&I awareness, readiness and opportunities 1 2 3 19

Enhanced Demographic Disclosure* In response to shareholder feedback, we have provided increased transparency on demographic metrics, including race and ethnicity, for multiple employment levels 20 *Graphs show Company’s proxy disclosures for workforce diversity, as of January 1, 2023

Renewed Commitment to Associate Safety

Top-down approach to instilling a strong safety culture is gaining traction and showing results

We seek to continuously drive a safety culture built on education, awareness, and associate engagement, led by our SVP, Environment, Health and Safety, who has day-to-day responsibility for safety, and our Compensation and Human Capital Committee, which provides ultimate oversight for associate safety

Safety in Our Facilities – Our safety teams, composed of professionals who receive annual training and first responders focused on improving engagement and performance throughout our field operations, help identify safety solutions, execute safety routines, and monitor metrics to gauge improvement over time

Safety in Our Fleet – We employ rigorous practices and advanced technology to increase the safety of the over 7,500 drivers who operate our truck fleet, including our Driver Safety Program, aimed at setting expectations and providing an accountability model to ensure associates return home safety at the end of each shift, and our use of third-party monitoring and driver assistance systems, which help identify safe and coachable behaviors, as well as areas of improvement

Driver Skills Course – We employ a company-wide driver skills course specifically intended for use by new hires and drivers who have been involved in accidents or incidents, which provides real-time coaching and feedback to help drivers hone their professional skills in a controlled environment.

~20% improvement in our Q2 2023 safety results as compared to the prior year, through a combination of tone from the top and focused programs to drive results

13 USFD drivers named to the International Foodservice Distributors Association Truck Driver Hall of Fame in 2023, awarded only to those who have at least 25 years of service without an accident

GREAT FOOD. MADE EASY.™

US. FOODS®

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Corporate Social Responsibility 2023 Noteworthy Company for Diversity DiversityInc 2023 America’s Most Innovative Companies Fortune Magazine 2023 Top - Rated ESG Company Sustainalytics 2023 America’s Best Large Employers Newsweek 2023 W orld's Most Trustworthy Companies Newsweek 2023 America's Greatest Workplaces for Parents and Families, Women, and Diversity Newsweek 22

Appendix: Q2 Fiscal 2023 Summary Non - GAAP Reconciliations

Quarterly Case Volume Trend vs. Prior Year Independent Restaurant Case Growth (1)(2) YOY percent change for total and organic cases 0.2% 74.4% 25.1% 20.6% 9.2% 0.3% 2.9% 5.8% 7.8% 4.8% 8.1% 79.1% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Organic Case Growth by Quarter (1)(2) YOY percent change -30% -20% -10% 0% 10% 20% 30% 40% 50% 60% 70% 80% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Independent Restaurants Healthcare/Hospitality All Other 2021 Acquisitions Organic (6.4%) 50.3% 18.5% 13.1% 4.1% (0.4%) 0.7% 2.6% 5.4% 2.7% (0.9%) 53.5% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2021 2022 2022 2023 2023 2021 2022 2023 24 Acquisitions Organic (1) Independent restaurant case growth was negatively impacted by approximately 70 basis points for Q2’23 from slower growth in C HEF ’STORE due to system conversion challenges, which are largely resolved. Broadline independent restaurant case growth for Q2’23 was 5.5%. (2) Case volume results exclude the impact of the 53 rd week in the fourth quarter of fiscal 2020 and fiscal 2021. Total Case Growth (2) YOY percent change for total and organic cases

US Foods Debt Summary

$ Millions	Maturity	Interest Terms	Interest Rate as of July 1, 2023	Carrying Value as of July 1, 2023	Carrying Value as of January 1, 2023
ABL Facility	December 7, 2027		-	-	-
2019 Incremental Term Loan Facility (net of $14 and $19 of unamortized deferred financing costs, respectively)	September 13, 2026	SOFR + 2.11%	7.22%	1,170	1,232
2021 Incremental Term Loan Facility (net of $4 and $6 of unamortized deferred financing costs, respectively)	November 22, 2028	SOFR + 2.86%	7.97%	717	786
Total Floating Rate Debt				**1,887**	**2,018**
Secured Senior Notes due 2025 (net of $5 and $7 of unamortized deferred financing costs, respectively)	April 15, 2025		6.25%	995	993
Unsecured Senior Notes due 2029 (net of $7 and $7 of unamortized deferred financing costs, respectively)	February 15, 2029		4.75%	893	893
Unsecured Senior Notes due 2030 (net of $4 and $4 of unamortized deferred financing costs, respectively)	June 1, 2030		4.625%	496	496
Obligations under financing leases	2023-2040		1.26%-8.31%	472	446
Other Debt	January 1, 2031		5.75%	8	8
Total Fixed Rate				**2,864**	**2,836**
Total Debt				**4,751**	**4,854**
Less: Cash				(379)	(211)
Net Debt (1)				**4,372**	**4,643**
Net Leverage Ratio (1)				**3.0x**	**3.5x**
% Floating Rate (2)				31%	42%

(1) Reconciliations of these non-GAAP measures are provided in this Appendix
(2) Floating Rate % includes the impact of interest rate caps
(3) The Company's maximum exposure to the variable component of interest will be 5% on the notional amount covered by interest rate caps

- Net leverage expected to be below 3.0x by year-end
- Repaid $71M and $66M on 2019 and 2021 Incremental Term Loan Facilities in Q1 and Q2 2023 respectively
- SOFR was 5.10% as of July 1, 2023
- 2-year 5% interest rate caps on $450M of notional value against term loans(3)
- A 100 bps increase in SOFR would result in ~$15M additional interest expense and ($0.04) reduction in Adjusted Diluted EPS(1)

GREAT FOOD. MADE EASY.™

25

US FOODS

Second Quarter Financial Performance Note : Figures may not foot due to rounding 1. R econciliations of these non - GAAP measures are provided in this Appendix . 2. GAAP Diluted EPS calculated using net income available to common shareholders . Adjusted Diluted EPS is calculated as Adjusted net income divided by Non - GAAP weighted average diluted shares outstanding . 3. Represents Adjusted EBITDA as a percentage of Net Sales . Adjusted (1) (unaudited) Reported (unaudited) 13 Weeks Ended 13 Weeks Ended Change July 2, 2022 July 1, 2023 Change July 2, 2022 July 1, 2023 ($ in millions, except per share data) 2.7% Case Growth 2.1% 8,827 9,013 Net Sales 8.8% 1,448 1,576 15.0% 1,383 1,591 Gross Profit 110 bps 16.4% 17.5% 200 bps 15.7% 17.7% % of Net Sales 5.6% 1,085 1,146 2.9% 1,233 1,269 Operating Expenses 40 bps 12.3% 12.7% 10 bps 14.0% 14.1% % of Net Sales 17.8% 169 199 160.0% 70 182 Net Income 17.9% $0.67 $0.79 170.4% $0.27 $0.73 Diluted EPS (2) 17.4% 368 432 Adjusted EBITDA 60 bps 4.2% 4.8% Adjusted EBITDA Margin (3) 26

Year to Date Financial Performance Note : Figures may not foot due to rounding 1. Reconciliations of these non - GAAP measures are provided in this Appendix . 2. GAAP Diluted EPS calculated using net income available to common shareholders . Adjusted Diluted EPS is calculated as Adjusted net income divided by Non - GAAP weighted average diluted shares outstanding . 3. Represents Adjusted EBITDA as a percentage of Net Sales . Adjusted (1) (unaudited) Reported (unaudited) 26 Weeks Ended 26 Weeks Ended Change July 2, 2022 July 1, 2023 Change July 2, 2022 July 1, 2023 ($ in millions, except per share data) 4.0% Case Growth 5.6% 16,625 17,555 Net Sales 11.3% 2,715 3,021 17.0% 2,578 3,016 Gross Profit 90 bps 16.3% 17.2% 170 bps 15.5% 17.2% % of Net Sales 6.5% 2,117 2,255 4.7% 2,394 2,507 Operating Expenses 10 bps 12.7% 12.8% (10) bps 14.4% 14.3% % of Net Sales 30.1% 249 324 319.0% 63 264 Net Income 30.3% $0.99 $1.29 425.0% $0.20 $1.05 Diluted EPS (2) 26.3% 609 769 Adjusted EBITDA 70 bps 3.7% 4.4% Adjusted EBITDA Margin (3) 27

Non - GAAP Reconciliation - Adjusted Gross Profit and Adjusted Operating Expenses (1) - (5) footnotes located on next slide 26 Weeks Ended 13 Weeks Ended (unaudited) (unaudited) July 2, 2022 July 1, 2023 July 2, 2022 July 1, 2023 ($ in millions) $2,578 $3,016 $1,383 $1,591 Gross profit (GAAP) 137 5 65 (15) LIFO reserve change (1) $2,715 $3,021 $1,448 $1,576 Adjusted Gross profit (Non - GAAP) $2,394 $2,507 $1,233 $1,269 Operating expenses (GAAP) Adjustments: (159) (171) (81) (84) Depreciation expense (22) (22) (11) (11) Amortization expense (21) (28) (9) (14) Share - based compensation expense (2) (29) (7) (15) (3) Business transformation costs (3) (2) — (2) — COVID - 19 other related expenses (4) (44) (24) (30) (11) Business acquisition and integration related costs and other (5) $2,117 $2,255 $1,085 $1,146 Adjusted Operating expenses (Non - GAAP) 28

Non - GAAP Reconciliation - Adjusted Gross Profit and Adjusted Operating Expenses 1. Represents the non - cash impact of LIFO reserve adjustments . 2. Share - based compensation expense for expected vesting of stock awards and employee stock purchase plan . 3. Transformational costs represent non - recurring expenses prior to formal launch of strategic projects with anticipated long - term benefits to the Company . These costs generally relate to third party consulting and non - capitalizable construction or technology . For the 13 weeks and 26 weeks ended July 1 , 2023 , business transformation costs related to projects associated with information technology infrastructure initiatives . For the 13 weeks and 26 weeks ended July 2 , 2022 , business transformation costs consist of new facility openings, supply chain strategy improvements, and information technology infrastructure initiatives . 4. Includes COVID - 19 related costs that we are permitted to addback for purposes of calculating Adjusted EBITDA under certain agreements governing our indebtedness . 5. Includes : (i) aggregate acquisition and integration related costs of $ 11 million and $ 6 million for the 13 weeks ended July 1 , 2023 and July 2 , 2022 , respectively and $ 21 million and $ 12 million for the 26 weeks ended July 1 , 2023 and July 2 , 2022 , respectively ; (ii) CEO sign on bonus of $ 3 million for the 26 weeks ended July 1 , 2023 (iii) contested proxy and related legal and consulting costs of $ 14 million for the 13 weeks ended July 2 , 2022 , and $ 21 million for the 26 weeks ended July 2 , 2022 , respectively ; and (iv) CEO severance for $ 5 million for the 13 and 26 weeks ended July 2 , 2022 and (v) other gains, losses or costs that we are permitted to addback for purposes of calculating Adjusted EBITDA under certain agreements governing our indebtedness . 29

Non - GAAP Reconciliation - Adjusted EBITDA and Adjusted Net Income (1) - (6) footnotes located on next slide 26 Weeks Ended 13 Weeks Ended (unaudited) (unaudited) July 2, 2022 July 1, 2023 July 2, 2022 July 1, 2023 ($ in millions) $45 $257 $61 $182 Net income available to common shareholders (GAAP) (18) (7) (9) — Series A Preferred Stock Dividends 63 264 70 182 Net income (GAAP) 115 163 60 82 Interest expense — net 17 85 25 60 Income tax provision 159 171 81 84 Depreciation expense 22 22 11 11 Amortization expense $376 $705 $247 $419 EBITDA (Non - GAAP) Adjustments: 21 28 9 14 Share - based compensation expense (1) 137 5 65 (15) LIFO reserve charge (2) 29 7 15 3 Business transformation costs (3) 2 — 2 — COVID - 19 other related expenses (4) 44 24 30 11 Business acquisition and integration related costs and other (5) $609 $769 $368 $432 Adjusted EBITDA (Non - GAAP) $609 $769 $368 $432 Adjusted EBITDA (Non - GAAP) (159) (171) (81) (84) Depreciation expense (115) (163) (60) (82) Interest expense — net (86) (111) (58) (67) Income tax provision, as adjusted (6) $249 $324 $169 $199 Adjusted net income (Non - GAAP) 30

Non - GAAP Reconciliation - Adjusted EBITDA and Adjusted Net Income 1. Share - based compensation expense for expected vesting of stock awards and employee stock purchase plan . 2. Represents the non - cash impact of LIFO reserve adjustments . 3. Transformational costs represent non - recurring expenses prior to formal launch of strategic projects with anticipated long - term benefits to the Company . These costs generally relate to third party consulting and non - capitalizable construction or technology . For the 13 weeks and 26 weeks ended July 1 , 2023 , business transformation costs related to projects associated with information technology infrastructure initiatives . For the 13 weeks and 26 weeks ended July 2 , 2022 , business transformation costs consist of new facility openings, supply chain strategy improvements, and information technology infrastructure initiatives . 4. Includes COVID - 19 related costs that we are permitted to addback for purposes of calculating Adjusted EBITDA under certain agreements governing our indebtedness . 5. Includes : (i) aggregate acquisition and integration related costs of $ 11 million and $ 6 million for the 13 weeks ended July 1 , 2023 and July 2 , 2022 , respectively and $ 21 million and $ 12 million for the 26 weeks ended July 1 , 2023 and July 2 , 2022 , respectively ; (ii) CEO sign on bonus of $ 3 million for the 26 weeks ended July 1 , 2023 (iii) contested proxy and related legal and consulting costs of $ 14 million for the 13 weeks ended July 2 , 2022 , and $ 21 million for the 26 weeks ended July 2 , 2022 , respectively ; and (iv) CEO severance for $ 5 million for the 13 and 26 weeks ended July 2 , 2022 and (v) other gains, losses or costs that we are permitted to addback for purposes of calculating Adjusted EBITDA under certain agreements governing our indebtedness . 6. Represents our income tax provision adjusted for the tax effect of pre - tax items excluded from Adjusted net income and the removal of applicable discrete tax items . Applicable discrete tax items include changes in tax laws or rates, changes related to prior year unrecognized tax benefits, discrete changes in valuation allowances, and excess tax benefits associated with share - based compensation . The tax effect of pre - tax items excluded from Adjusted net income is computed using a statutory tax rate after taking into account the impact of permanent differences and valuation allowances . 31

Non - GAAP Reconciliation - Adjusted Diluted Earnings Per Share (EPS) (1) - (8) footnotes located on next slide 26 Weeks Ended 13 Weeks Ended (unaudited) (unaudited) July 2, 2022 July 1, 2023 July 2, 2022 July 1, 2023 $0.20 $1.05 $0.27 $0.73 Diluted EPS (GAAP) 0.08 0.11 0.04 0.06 Share - based compensation expense (1) 0.55 0.02 0.26 (0.06) LIFO reserve charge (2) 0.12 0.03 0.06 0.01 Business transformation costs (3) 0.01 — 0.01 — COVID - 19 other related expenses (4) 0.18 0.10 0.12 0.04 Business acquisition and integration related costs and other (5) (0.15) (0.02) (0.09) 0.01 Income tax provision, as adjusted (6) $ 0.99 $ 1.29 $ 0.67 $ 0.79 Adjusted Diluted EPS (Non - GAAP) (7) 251,120,642 251,389,602 250,908,286 250,991,512 Weighted - average diluted shares outstanding (Non - GAAP) (8) 32

Non - GAAP Reconciliation - Adjusted Diluted Earnings Per Share (EPS) 1. Share - based compensation expense for expected vesting of stock awards and employee stock purchase plan . 2. Represents the non - cash impact of LIFO reserve adjustments . 3. Transformational costs represent non - recurring expenses prior to formal launch of strategic projects with anticipated long - term benefits to the Company . These costs generally relate to third party consulting and non - capitalizable construction or technology . For the 13 weeks and 26 weeks ended July 1 , 2023 , business transformation costs related to projects associated with information technology infrastructure initiatives . For the 13 weeks and 26 weeks ended July 2 , 2022 , business transformation costs consist of new facility openings, supply chain strategy improvements, and information technology infrastructure initiatives . 4. Includes COVID - 19 related costs that we are permitted to addback for purposes of calculating Adjusted EBITDA under certain agreements governing our indebtedness . 5. Includes : (i) aggregate acquisition and integration related costs of $ 11 million and $ 6 million for the 13 weeks ended July 1 , 2023 and July 2 , 2022 , respectively and $ 21 million and $ 12 million for the 26 weeks ended July 1 , 2023 and July 2 , 2022 , respectively ; (ii) CEO sign on bonus of $ 3 million for the 26 weeks ended July 1 , 2023 (iii) contested proxy and related legal and consulting costs of $ 14 million for the 13 weeks ended July 2 , 2022 , and $ 21 million for the 26 weeks ended July 2 , 2022 , respectively ; and (iv) CEO severance for $ 5 million for the 13 and 26 weeks ended July 2 , 2022 and (v) other gains, losses or costs that we are permitted to addback for purposes of calculating Adjusted EBITDA under certain agreements governing our indebtedness . 6. Represents our income tax provision adjusted for the tax effect of pre - tax items excluded from Adjusted net income and the removal of applicable discrete tax items . Applicable discrete tax items include changes in tax laws or rates, changes related to prior year unrecognized tax benefits, discrete changes in valuation allowances, and excess tax benefits associated with share - based compensation . The tax effect of pre - tax items excluded from Adjusted net income is computed using a statutory tax rate after taking into account the impact of permanent differences and valuation allowances . 7. Adjusted Diluted EPS is calculated as Adjusted net income divided by weighted average diluted shares outstanding (Non - GAAP) . 8. For purposes of the Adjusted Diluted EPS calculation (Non - GAAP), when the Company has net income (GAAP), weighted average diluted shares outstanding (Non - GAAP) is used and assumes conversion of the Series A convertible preferred stock, and, when the Company has net loss (GAAP) and assumed conversion of the Series A convertible preferred stock would be antidilutive, weighted - average diluted shares outstanding (GAAP) is used . 33

Non - GAAP Reconciliation - Net Debt and Net Leverage Ratios (1) Trailing Twelve Months (TTM) Adjusted EBITDA (2) Net debt / TTM Adjusted EBITDA (unaudited) July 2, 2022 December 31, 2022 July 1, 2023 ($ in millions, except ratios) $5,020 $4,854 $4,751 Total Debt (GAAP) (197) (211) (379) Cash, cash equivalents and restricted cash $4,823 $4,643 $4,372 Net Debt (Non - GAAP) $1,161 $1,310 $1,470 Adjusted EBITDA (1) 4.2 3.5 3.0 Net Leverage Ratio (2) 34